SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005
CARDIOGENESIS CORPORATION
(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
26632 Towne Centre Drive
Suite 320
Foothill Ranch, California 92610
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (714) 649-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6

Item 1.01 Entry into a Material Definitive Agreement
Form of Stock Option Grant Documents.
     At the 2005 annual meeting of shareholders, the Company’s shareholders approved certain amendments to the Company’s 1996 Stock Option Plan and the 1996 Director Stock Option Plan. The amendments increased the number of authorized shares available for grant under the 1996 Stock Option Plan by 1,000,000 shares and extended the term of such plan to March 15, 2015, and increased the number of shares available for grant under the 1996 Director Stock Option Plan by 500,000 and extended the term of such plan to March 15, 2015. The 1996 Stock Option Plan and 1996 Director Stock Option Plan were filed with the Commission as part of the Proxy Statement delivered to shareholders in connection with the 2005 annual meeting of shareholders. A description of the 1996 Stock Option Plan and the 1996 Director Stock Option Plan are attached to this Form 8-K as Exhibits 10.1 and 10.2, respectively.
     The form of Stock Option Agreement and Grant Notice attached to this Form 8-K as Exhibits 10.3 and 10.4, respectively, represent the standard form of agreements utilized by the Company in connection with option grants to executive officers of the Company (with the exact option price, vesting schedule and number of options to be set at the time of grant in accordance with the provisions of the 1996 Stock Option Plan).
     The form of Stock Option Agreement and Grant Notice attached to this Form 8-K as Exhibits 10.5 and 10.6, respectively, represent the standard form of agreements utilized by the Company in connection with option grants to directors of the Company (with the exact option price, vesting schedule and number of options to be set at the time of grant in accordance with the provisions of the 1996 Director Stock Option Plan).
Item 9.01. Financial Statements and Exhibits
     (c) The following items are filed as exhibits to this report:

Exhibit No.	Description

10.1	Description of the 1996 Stock Option Plan

10.2	Description of the 1996 Director Stock Option Plan

10.3	Form of Stock Option Agreement for Executive Officers under the 1996 Stock Option Plan

10.4	Form of Grant Notice under the 1996 Stock Option Plan

10.5	Form of Stock Option Agreement for Directors under the 1996 Director Stock Option Plan

10.6	Form of Grant Notice under the 1996 Director Stock Option Plan

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION (Registrant)
Date: August 4, 2005	By:	/s/ CHRISTINE G. OCAMPO
Christine G. Ocampo,
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Description of the 1996 Stock Option Plan

10.2	Description of the 1996 Director Stock Option Plan

10.3	Form of Stock Option Agreement for Executive Officers under the 1996 Stock Option Plan

10.4	Form of Grant Notice under the 1996 Stock Option Plan

10.5	Form of Stock Option Agreement for Directors under the 1996 Director Stock Option Plan

10.6	Form of Grant Notice under the 1996 Director Stock Option Plan

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